SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                           ___________________________



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

      Date of Report: (Date of earliest event reported): November 6, 2003
                               (November 5, 2003)


                           RAMPART CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


         TEXAS                       1-15277                    76-0427502
(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                            Identification No.)
--------------------------------------------------------------------------------



                            16401 COUNTRY CLUB DRIVE
                               CROSBY, TEXAS 77532
              (Address of Registrant's principal executive offices)

                                 (713) 223-4610
              (Registrant's telephone number, including area code)



                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER  EVENTS

     On November 5, 2003, Rampart Capital Corporation (the "Company") convened its 2003 annual meeting of shareholders. The Company's Common Shareholders approved the 1-for-100,000 reverse stock split of its common stock to be effective 12:01 a.m. November 6, 2003. Shareholders holding less than one share after the split are entitled to receive $3.50 per pre-split share in lieu of receiving a fractional share. The Company filed an application to withdraw it's common stock from listing on the American Stock Exchange ("AMEX") and from registration with the Securities and Exchange Commission. AMEX intends to suspend trading the Company's common stock beginning as of the opening of trading on November 6, 2003.

ITEM 7.   FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL
          INFORMATION  AND  EXHIBITS

     (c)  EXHIBITS

          99.1 Press Release dated November 5, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 5, 2003                    RAMPART CAPITAL CORPORATION

                                          By:   /s/ J.H. Carpenter
                                             ----------------------------------
                                                J.H. Carpenter,
                                                President and
                                                Chief Operating Officer

                                INDEX TO EXHIBITS

  EXHIBIT                    DESCRIPTION OF EXHIBIT
-----------       ---------------------------------------------------------
   *99.1          Press Release, dated November 5, 2003

*FILED HEREWITH.



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